UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2018
BERRY GLOBAL GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	1-35672	20-5234618
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Oakley Street
Evansville, Indiana 47710
 (Address of principal executive offices / Zip Code)

(812) 424-2904
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 1, 2018, upon approval by Berry Global Group, Inc. (the "Company") stockholders at the Company's Annual Meeting (as defined below), the Company adopted an amendment (the "Amendment") to its 2015  Long-Term Incentive Plan (the "Plan") to increase the number of shares of common stock reserved for issuance thereunder by 5 million shares.

For a summary of the terms and conditions of the Plan, as amended by the Amendment, see "Proposal 2: Amendment of the 2015 Berry Global Group, Inc. Long-Term Incentive Plan" in the Company's definitive proxy statement filed with the Securities and Exchange Commission on January 24, 2018 (the "Proxy Statement"), which description is incorporated herein by reference.  That summary of the Plan, as amended by the Amendment, is qualified in its entirety by reference to the full text of the Plan, as amended by the Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.
On March 1, 2018, the Company held its Annual Meeting of Stockholders at the Tropicana Executive Conference Center located at 450 NW Riverside Dr., Evansville, Indiana 47708 (the "Annual Meeting").  At the Annual Meeting, the Company's stockholders approved (i) the election of four directors to the Company's Board of Directors (the "Board"), each for a term of one year, (ii) an amendment to the Company's 2015 Long-Term Incentive Plan, and (iii) the ratification of Ernst & Young LLP as the Company's independent registered public accountants for the fiscal year ending September 29, 2018.  The proposals presented at the Annual Meeting are described in detail in the Company's Proxy Statement.
As of the record date for the Annual Meeting, there were 131,128,274 shares of common stock issued and outstanding and entitled to vote on each matter presented for vote at the Annual Meeting.  At the Annual Meeting, 111,979,600 shares of common stock, or 85.4% of the issued and outstanding shares of common stock, were represented in person or by proxy.

The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Item 1: Election of Directors.
Name	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Thomas E. Salmon	101,344,476	3,796,385	381,309	6,457,430
Robert V. Seminara	104,380,354	784,111	357,705	6,457,430
Paula A. Sneed	104,314,053	845,059	363,058	6,457,430
Robert A. Steele	103,800,860	1,357,755	363,555	6,457,430

Item 2: Approval of an amendment to the Company's 2015 Long-Term Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,414,270	41,764,222	343,678	6,457,430

Item 3: Ratification of Ernst & Young LLP as the Company's independent registered public accountants for the fiscal year ending September 29, 2018.

Votes For	Votes Against	Abstentions
110,794,279	837,617	347,704

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	2015 Long-Term Incentive Plan, as amended effective March 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BERRY GLOBAL GROUP, INC.
(Registrant)

Dated: March 1, 2018	By:	/s/ Jason K. Greene
	Name:	Jason K. Greene
	Title:	Executive Vice President, Chief Legal Officer and Secretary